UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2005


                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



  Florida                           000-30486                      65-0738251
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(State of Other                    (Commission                   (IRS Employer
Jurisdiction of                    File Number)                  Identification
Incorporation)                       Number)


            420 Lexington Avenue, New York, New York        10170
            ----------------------------------------        -----
            (Address of Principal Executive Offices)      (Zip Code)


            Registrant's telephone number, including area code:  (646)227-1600
                                                                 -------------

                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
Item 1.02   Termination of a Material Definitive Agreement.

      On June 7, 2005, Advanced Communications Technologies, Inc. (the "Company") entered into a Services Agreement (the "Services Agreement") with Wayne I. Danson and Danson Partners, LLC , a limited liability company of which Mr. Danson is a principal ("DPL").

      Prior to entering into the Services Agreement, Mr. Danson had served as the Company's President and Chief Financial Officer pursuant a Consulting Agreement (discussed below). Mr. Danson currently serves a director of the Company and as an officer and director of certain subsidiaries of Pacific Magtron International Corp. ("PMIC"), a majority-owned subsidiary of the Company. As reported on PMIC's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2005, PMIC and its wholly-owned subsidiaries Pacific Magtron, Inc., Pacific Magtron (GA), Inc., and Livewarehouse, Inc. have on May 11, 2005 filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code.

      Under the Services Agreement, DPL will provide Mr. Danson's services to the Company and Mr. Danson will serve as Chief Executive Officer, President and Chief Financial Officer of the Company. In addition, the Company will take all necessary action to cause Mr. Danson to continue as a member of the Company's Board of Directors, and, if elected, Mr. Danson will continue to serve as a director of the Company. The Services Agreement further provides that, at the request of the Company's Board of Directors, Mr. Danson also will serve as a director or officer of any subsidiary of the Company without additional compensation. The Services Agreement is effective as of January 1, 2005 and expires on the second anniversary thereof unless earlier terminated in accordance with its terms.

      Under the Services Agreement, the Company will pay DPL an annual base fee of $250,000. Pursuant to the Services Agreement, DPL also will receive (i) a cash bonus of $250,000, including $50,000 paid in July 2004 and $75,000 paid in January 2005 with the remaining $125,000 to be earned as of August 1, 2005 and paid on or before August 31, 2005, and (ii) a share bonus of 200,000,000 restricted, fully vested shares of the Company's Common Stock, no par value (the "Common Stock"), payable contemporaneously with the execution of the Services Agreement. For each fiscal year or portion therefore during the term of the Services Agreement, the Company may pay to DPL an annual performance bonus, in cash and/or restricted shares of Common Stock, in an amount determined at the sole discretion of the Compensation Committee, taking into account such factors as it considers appropriate, including but not necessarily limited to, Mr. Danson's contribution to the Company's consolidated net earnings and stock appreciation during such fiscal year. In addition, the Company may grant cash bonuses, restricted shares of Common Stock, or options to DPL in consideration for Mr. Danson's services, with a vesting schedule and other terms established by the Company's Compensation Committee in its sole discretion. Neither Mr. Danson nor DPL will receive additional consideration for Mr. Danson's service as a director of the Company. Under the Services Agreement, the Company is obligated to provide a $2,000,000 term life insurance policy on Mr. Danson, the beneficiary of which will be Mr. Danson's wife, and to insure Mr. Danson under a $2,000,000 key man life insurance policy, the beneficiary of which will be the Company.

      The Company may terminate the Services Agreement for "cause" or in the event that Mr. Danson becomes "Permanently Disabled." The Services Agreement automatically terminates upon Mr. Danson's death. In the event that the Company terminates the Services Agreement without cause or Mr. Danson or DPL terminate the Services Agreement for "Good Reason," the Company shall pay to DPL (i) any accrued annual base fees and reimbursements for business expenses incurred prior to the termination date and any unpaid bonus fees for a prior fiscal year, which amounts will be payable in a lump sum no later than 30 days after the termination date, and (ii) a severance payment equal to the annual base fee for the twelve-month period immediately following the termination date, payable in a lump sum within 30 days of the termination date if Mr. Danson or DPL terminates the Services Agreement for "Good Reason" or in twelve equal monthly installments if the Company terminates the Services Agreement without cause. If within three months prior to, or twelve months following, a "Change of Control," (i) the Company terminates the Services Agreement without cause or (ii) Mr. Danson or DPL terminate the Services Agreement for certain occurrences constituting "Good Reason," the severance payment will be increased to an amount which, when added to the annual base fees paid to DPL from the date of the "Change in Control" to the termination date, if any, equals 299% of the amount of annual base fees which would have been payable to DPL during the twelve-month period immediately following the termination date and will be payable in a lump sum within 30 days of the last to occur of the termination date or the "Change in Control," and (y) all unvested stock options or stock awards held by either DPL or Mr. Danson will immediately become accelerated and vested.

      In connection with the execution of the Services Agreement, the Consulting Agreement in effect between Mr. Danson and the Company prior to June 7, 2005 expired. The Consulting Agreement initially covered the period September 1, 2000 through August 31, 2001 and was orally extended through December 31, 2001. Effective January 1, 2002, Mr. Danson agreed to orally extend the Consulting Agreement through December 31, 2003 at a monthly rate of $12,500, plus reimbursement for reasonable out of pocket expenses. On January 1, 2004, Mr. Danson agreed to extend his oral agreement indefinitely. While the Consulting Agreement was in effect, the Company provided Mr. Danson with a $2,000,000 life insurance policy for his benefit and also insured Mr. Danson under a $2,000,000 key man life insurance policy for the benefit of the Company.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

       10.1 Services Agreement entered into on June 7, 2005 by and among Advanced Communications Technologies, Inc., Wayne I. Danson and Danson Partners, LLC

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

Dated:  June 13, 2005               By:   /s/ Wayne I. Danson
                                       ---------------------------------------
                                    Chief Executive Officer, President and
                                    Chief Financial Officer
                                    (Principal Financial Officer)

                                  EXHIBIT INDEX


       Exhibit Number  Description
       --------------  -----------

       10.1 Services Agreement entered into on June 7, 2005 by and among Advanced Communications Technologies, Inc., Wayne I. Danson and Danson Partners, LLC